                                                                    EXHIBIT 10.5

                               SECOND AMENDMENT TO
                         AMENDED AND RESTATED DEBENTURE

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED DEBENTURE (the "Second Amendment") is entered into effective as of December 31, 2002 (the "Effective Date") by and among Nextera Enterprises, Inc., a Delaware corporation ("Borrower") and Knowledge Universe Capital Co., LLC, a Delaware limited liability company (the "Lender"), and is made with reference to the following:

                                    RECITALS

         A. As of January 5, 1998, Nextera Enterprises, L.L.C., a Delaware limited liability company issued a Debenture to Nextera Enterprises Holding, L.L.C., a Delaware limited liability company in the amount of $24,970,000 (the "Debenture"), which was assigned to Knowledge Universe, Inc., a Delaware corporation, on April 30, 1998 and subsequently assigned to Lender on December 23, 1999.

         B. The terms of the Debenture provide that: "[t]he Maturity Obligations shall be due and payable on May 1, 2002 (the "Maturity Date"). As used herein, "Maturity Obligations" shall mean the entire outstanding principal amount, together with all accrued but unpaid interest thereon, and all other sums due and unpaid hereunder."

         C. Lender and Borrower have previously agreed to amend the Debenture so as to change the Maturity Date to January 2, 2004 pursuant to the First Amendment to Amended and Restated Debenture dated effective as of March 29, 2002 (the "First Amendment").

         D. Lender and Borrower have agreed to further amend the Debenture so as to change the Maturity Date to January 1, 2005.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Paragraph 1 of the First Amendment contained an erroneous reference to Section 3 of the Debenture, which reference should have be to Section 2 of the Debenture. Borrower and Lender agree that paragraph 1 of the First Amendment should have read in its entirety as follows:

         "1. Section 2 of the Debenture is deleted in its entirety and new
Section 2 is added to read as follows: "The Maturity Obligations shall be due and payable on January 2, 2004 (the "Maturity Date"). As used herein, "Maturity Obligations" shall mean the entire outstanding principal amount, together with all accrued but unpaid interest thereon, and all other sums due and unpaid hereunder.""

         2. Section 2 of the Debenture (as amended by the First Amendment as corrected above) is deleted in its entirety and new Section 2 is added to read as follows: "The Maturity Obligations shall be due and payable on January 1, 2005 (the "Maturity Date"). As used herein, "Maturity Obligations" shall mean the entire outstanding principal amount, together with all accrued but unpaid interest thereon, and all other sums due and unpaid hereunder."

         3. A new Section 17 is added to read as follows: "This Debenture is subject to the Second Amended and Restated Subordination Agreement dated as of December 31, 2002, as from time to time in effect, among Lender, Borrower, and Fleet National Bank, as Agent, which, among other things, subordinates the obligations of Borrower hereunder to the prior payment of obligations of Borrower to the holders of Senior Indebtedness as defined therein."

                  IN WITNESS WHEREOF, Borrower and Lender, intending to be legally bound hereby, have caused this Second Amendment to Amended and Restated Debenture to be duly executed effective as of the date first written above.

BORROWER                                 LENDER
Nextera Enterprises, Inc.,               Knowledge Universe Capital Co. LLC,
a Delaware corporation                   a Delaware limited liability company

By: /s/ MICHAEL MULDOWNEY                By: /s/ STANLEY E. MARON
    -----------------------------------  --------------------------------------
    Michael Muldowney                    Stanley E. Maron
    Its: Chief Financial Officer         Its:  Secretary